PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2011
Components of Property and Equipment

The components of property and equipment are as follows:

	2010	2011
Buildings	9,815	9,310
Leasehold improvements	2,258,501	3,685,489
Machinery and equipment	182,792	285,921
Furniture, fixtures and office equipment	544,852	627,588
Construction in progress	56,805	159,985

	3,052,765	4,768,293

Less: Accumulated depreciation	(948,372)	(1,315,447)

Property and equipment, net	2,104,393	3,452,846